SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                  Date of Report: July 23, 2003
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on July 23, 2003, announcing the Company's earnings for the quarter ended
          June 28, 2003.

Item 9.   Regulation FD Disclosure and
Item 12.  Results of Operations and Financial Condition.

     On July 23, 2003, the Company issued a press release announcing the Company's earnings for the quarter ended June 28, 2003. Copies of the press release are furnished as exhibit 99.1 of this report.



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: July 23, 2003                By:  /s/ M. Richard Warner
                                      -------------------------
                                   Name:  M. Richard Warner
                                   Title: Vice President and
                                   Chief Administrative Officer

                          EXHIBIT INDEX

Exhibit   Description                                       Page
-------   -----------                                       ----

99.1      Press release issued by the Company on July 23,     4
          2003, announcing the Company's earnings for the quarter ended June 28, 2003.